January 17, 2023 Progress Financial Results Q4 2022 Supplemental Data

2© 2023 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. Forward Looking Statements This presentation contains statements that are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Progress has identified some of these forward-looking statements with words like “believe,” “may,” “could,” “would,” “might,” “should,” “expect,” “intend,” “plan,” “target,” “anticipate” and “continue,” the negative of these words, other terms of similar meaning or the use of future dates. Forward-looking statements in this presentation include, but are not limited to, statements regarding Progress’s strategy; future revenue growth, operating margin and cost savings; strategic partnering and marketing initiatives; the timing of, or our ability to close, the proposed MarkLogic acquisition or the results expected therefrom; and other statements regarding the future operation, direction, prospects and success of Progress’s business. There are a number of factors that could cause actual results or future events to differ materially from those anticipated by the forward-looking statements, including, without limitation: (i) economic, geopolitical and market conditions can adversely affect our business, results of operations and financial condition, including our revenue growth and profitability, which in turn could adversely affect our stock price; (ii) our international sales and operations subject us to additional risks that can adversely affect our operating results, including risks relating to foreign currency gains and losses; (iii) we may fail to achieve our financial forecasts due to such factors as delays or size reductions in transactions, fewer large transactions in a particular quarter, fluctuations in currency exchange rates, or a decline in our renewal rates for contracts; (iv) if the security measures for our software, services, other offerings or our internal information technology infrastructure are compromised or subject to a successful cyber-attack, or if our software offerings contain significant coding or configuration errors, we may experience reputational harm, legal claims and financial exposure; (v) the timing of, or our ability to close, the proposed MarkLogic acquisition or the results expected therefrom; and (viii) risks related to the potential disruption of management’s attention due to the pending acquisition of MarkLogic. For further information regarding risks and uncertainties associated with our business, please refer to our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the fiscal year ended November 30, 2021 and its Quarterly Reports on Form 10-Q for the fiscal quarters ended February 28, 2022 and August 31, 2022. Progress undertakes no obligation to update any forward-looking statements, which speak only as of the date of this presentation. Non-GAAP Financial Measures We refer to certain non-GAAP financial measures in this presentation, including but not limited to, non-GAAP revenue, non-GAAP income from operations and operating margin, adjusted free cash flow, annual recurring revenue ("ARR"), Net Retention Rate ("NRR"), and non-GAAP diluted earnings per share. These non-GAAP measures are not prepared in accordance with generally accepted accounting principles (“GAAP”). Please see "Important Information Regarding Non-GAAP Financial Information" below for additional information. A reconciliation between non-GAAP measures and the most directly comparable GAAP measures appears in our earnings press release for the fiscal quarter ended November 30, 2022, which is furnished on a Form 8-K concurrently with this presentation and is available in the Investor Relations section of our website.

3© 2023 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. Conference Call Details What: Progress Q4 and FY22 Financial Results Conference Call When: Tuesday, January 17, 2023 Time: 5:00 p.m. ET To register for the Live Call: Please go to this link to retrieve dial-in details. Live / Recorded Webcast: https://edge.media-server.com/mmc/p/68hjkiqj Please note: Webcast is listen-only.

4© 2023 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. • ARR increased to $497M – up 3.5% year-over-year • High mix of ARR is expected to result in predictable revenues, earnings, and FCF • NRR >101% • Strong Balance Sheet: modest net leverage in Q4 2022, which is expected to continue in FY23 even after giving effect to the proposed MarkLogic acquisition • Repurchased $77M of Progress shares in FY'22 • Recently renewed our share repurchase authorization by $150M, for an aggregate authorization of up to $228M • We remain well-capitalized to pursue additional M&A Summary Highlights Q4 2022 Strong ARR and Retention Rates; Strong Balance Sheet Definitions of non-GAAP financial measures (including ARR and NRR) can be found in "Important Information Regarding Non-GAAP Financial Information".

Annualized Recurring Revenue Trend*

ARR growth = ~3.5% year-over-year
+
NRR between ~98%-101%
=
Predictable, durable top line performance



98.2%
100.0%
99.8%
101.0%
100.2%
100.2%
100.9%
101.4%
101.4%
$464
$463
$469
$477
$480
$479
$486
$495
$497
Q4 '20
Q1 '21
Q2 '21
Q3 '21
Q4 '21
Q1 '22
Q2 '22
Q3 '22
Q4 '22
ARR
Net Retention % TTM

All periods reported in constant currency, using current year budgeted exchange rates

* Pro-forma ARR includes Kemp contributions for all periods and excludes MarkLogic ARR (approx. $75M as of Q4 2022).

Progress

© 2023 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved.

5

6© 2023 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. $379 $432 $456 $557 $611 $680 2018 2019 2020 2021 2022 2023 (F)* Revenue (non GAAP) Driving Total Growth FY’22 annual revenue growth of ~10% Revenue CAGR of ~12% 2018 – 2023(F)* * Represents the mid-point of our updated FY’23 guidance range; guidance includes expected contribution from proposed MarkLogic acquisition.

7© 2023 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. 2022 Revenue Performance in Constant Currency Movement in exchange rates can impact Revenue Performance Performance in constant currency reflects consistent strength throughout FY'22 $557 $611 $17 2021 2022 Fiscal Year 2022 $627 $144 $159 $6 Q4'21 Q4'22 Q4 '22 $165

8© 2023 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. $134 $162 $183 $229 $242 $260 2018 2019 2020 2021 2022 2023(F)* Operating Income (non GAAP) Growing Profitability * Represents the mid-point of FY’23 guidance range provided January 17, 2023; guidance includes expected contribution from proposed MarkLogic acquisition. Consistent Growth in operating income FY’18 – FY’23(F)* Best-in-class non-GAAP operating margins consistently above 35%

9© 2023 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. Q4 2022 Results Prior Q4 2022 Outlook (provided on September 27, 2022) GAAP Revenue $157.1M $156M - $164M Non-GAAP Revenue $159.2M $158M - $166M GAAP earnings per share (Diluted) $0.54 $0.53 - $0.57 Non-GAAP earnings per share (Diluted) $1.12 $1.06 - $1.10 GAAP Operating Margin 19% Not guided Non-GAAP Operating Margin 39% Not guided Adjusted Free Cash Flow (non-GAAP) $37.5M Not guided Summary Q4 2022 Financial Results

10© 2023 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. Total Growth Strategy Continues to Produce Results Deploy Capital To Produce Highest Shareholder Return • Disciplined, accretive acquisitions • Opportunistic share repurchases • Ample financing at favorable rates Strengthen Profitable Core Business • Invest in products to improve customer retention • Optimize integrations to existing infrastructure • Maximize cash flows Operational Excellence and Execution • Best in class operating margins • Strong balance sheet • Rapid Integration of acquired businesses Pillars of our Total Growth Strategy

11© 2023 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. Infrastructure Software Tighter alignment with existing products increases synergy potential Currently Proposed M&A Approach End Market Alignment Target Acquiring 10-25% of revenue Can be financed and integrated efficiently Sizing Durable Top Line High mix of recurring revenue Strong customer retention rates Business Model Explore a mix of Venture Backed, Founder Led, and PE Sponsor-Owned Targets Large Market Opportunity Experienced Corporate Development Team ROIC > WACC Business case with Attainable Synergies Target 40% Operating Margins Compatible technology, end markets, and/or GTM model

12© 2023 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. Capital Allocation Strategy Continue to prioritize accretive M&A opportunities that meet our disciplined criteria PRIMARY FOCUS Repurchase shares to offset dilution from our equity programs • In Q4 2022, we repurchased $1.5M of Progress shares • Total repurchases for FY2022 = $77M • Management has flexibility to increase, reduce or suspend repurchases, depending on market conditions and other considerations including size and timing of proposed M&A In Q1 2023, the Board renewed our share repurchase authorization by $150M, for an aggregate authorization of up to $228M Continue returning capital to shareholders in the form of dividends, only to the extent that doing so does not constrain our other core priorities, including with respect to M&A capabilities

Who is MarkLogic?

A leader in complex data and metadata management with more than 300 diverse and loyal enterprise customers across key verticals including financial services, government, healthcare, manufacturing and media.

MarkLogic Data Platform Overview

MarkLogic

MarkLogic Server (original MarkLogic product)

- Multi-model database for documents, graphs, and relational data
- Provides a no code / low code UI for collaboration
- Flexible deployment options: on-premises, virtualized, or on virtually any cloud

SEMAPHORE
MarkLogic

Semaphore (formerly SmartLogic)

- Uses machine learning and knowledge model to synthesize, enrich, extract and harmonize metadata from structured and unstructured information to generate semantic metadata

Progress
© 2023 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved.
13

14© 2023 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. MarkLogic – Overview of Proposed Transaction Timing • Definitive agreement signed January 3, 2023 • Currently expected close in Feb 2023 subject to customary conditions, including regulatory review Purchase Price • $355 million, all-cash transaction expected to be financed with:  Approximately $155M of cash on-hand  Approximately $200M from our revolving credit facility Financial Overview • Over $100M in revenue currently expected on an annual basis (without giving effect to any revenue synergies or cross-selling opportunities) • For FY22, MarkLogic had ~$75M in ARR • Expected to be accretive to both non-GAAP EPS and cash flow beginning in Q2 2023 Integration • Cost synergies expected to be fully realized within 12 months • Expected to produce over 40% operating margins post integration • Expected to produce over $100M in annual revenue

15© 2023 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. Q1 2023 Current Outlook * (As of January 17, 2023) FY 2023 Current Outlook * (As of January 17, 2023) Non-GAAP Revenue $157M - $161M $675M - $685M GAAP Revenue $156M - $160M $671M - $681M Non-GAAP EPS $1.04 - $1.08 $4.09 - $4.17 GAAP EPS $0.35 - $0.39 $1.38 - $1.46 Non-GAAP Operating Margin Not guided 38% GAAP Operating Margin Not guided 16% Adjusted Free Cash Flow (Non-GAAP) Not guided $175M - $185M Cash from Operations (GAAP) Not guided $173M - $183M Effective Tax Rate Not guided 20% - 21% Business Outlook* (as of January 17, 2023) *Guidance includes expected contribution from proposed MarkLogic acquisition, FX impact of ($2.5M) on Q1 2023 revenue, ($1.2M) on FY'23 revenue, and $0.01 on FY'23 EPS.

16© 2023 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. Supplemental Financial Information

17© 2023 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. Supplemental Revenue Information (Unaudited)

18© 2023 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. Supplemental Revenue Information (Unaudited)

19© 2023 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. Important Information Regarding Non-GAAP Financial Information Progress furnishes certain non-GAAP supplemental information to its financial results. We use such non-GAAP financial measures to evaluate our period-over-period operating performance because our management team believes that by excluding the effects of certain GAAP-related items that in their opinion do not reflect the ordinary earnings of our operations, such information helps to illustrate underlying trends in our business and provides us with a more comparable measure of our continuing business, as well as greater understanding of the results from the primary operations of our business. Management also uses such non-GAAP financial measures to establish budgets and operational goals, evaluate performance, and allocate resources. In addition, the compensation of our executives and non-executive employees is based in part on the performance of our business as evaluated by such non-GAAP financial measures. We believe these non-GAAP financial measures enhance investors’ overall understanding of our current financial performance and our prospects for the future by: (i) providing more transparency for certain financial measures, (ii) presenting disclosure that helps investors understand how we plan and measure the performance of our business, (iii) affords a view of our operating results that may be more easily compared to our peer companies, and (iv) enables investors to consider our operating results on both a GAAP and non-GAAP basis (including following the integration period of our prior and proposed acquisitions). However, this non-GAAP information is not in accordance with, or an alternative to, generally accepted accounting principles in the United States (“GAAP”) and should be considered in conjunction with our GAAP results as the items excluded from the non-GAAP information may have a material impact on Progress’ financial results. A reconciliation of non-GAAP adjustments to Progress' GAAP financial results is included in the tables at the end of this press release and is available on the Progress website at www.progress.com within the investor relations section. In this presentation, we may reference the following non-GAAP financial measures: • Acquisition-related revenue - We include acquisition-related revenue, which constitutes revenue reflected as pre-acquisition deferred revenue that would have been recognized prior to our adoption of Accounting Standards Update No. 2021-08, Business Combinations (Topic 805): Accounting for Contract Assets and Contract Liabilities from Contracts with Customers (“ASU 2021-08”) during the fourth quarter of fiscal year 2021. The acquisition-related revenue in our results relates to Chef Software, Inc. and Ipswitch, Inc., which we acquired on October 5, 2020 and April 30, 2019, respectively. Since GAAP accounting required the elimination of this revenue prior to the adoption of ASU 2021-08, GAAP results alone do not fully capture all of our economic activities. We believe these adjustments are useful to management and investors as a measure of the ongoing performance of the business because, although we cannot be certain that customers will renew their contracts, we have historically experienced high renewal rates on maintenance and support agreements and other customer contracts. Upon our adoption of ASU 2021-08, this adjustment is no longer applicable to subsequent acquisitions. The remaining adjustment is related to our acquisition of Chef and is expected to continue through the end of fiscal year 2023. • Amortization of acquired intangibles - We exclude amortization of acquired intangibles because we believe that those expenses are unrelated to our core operating performance and the intangible assets acquired vary significantly based on the timing and magnitude of our acquisition transactions and the maturities of the businesses acquired. • Stock-based compensation - We exclude stock-based compensation to be consistent with the way management and, in our view, the overall financial community evaluates our performance and the methods used by analysts to calculate consensus estimates. The expense related to stock-based awards is generally not controllable in the short-term and can vary significantly based on the timing, size and nature of awards granted. As such, we do not include these charges in operating plans. • Restructuring expenses - In all periods presented, we exclude restructuring expenses incurred because, in management's view, those expenses distort trends and are not part of our core operating results. • Acquisition-related expenses - We exclude acquisition-related expenses in order to provide a more meaningful comparison of the financial results to our historical operations and forward-looking guidance and the financial results of less acquisitive peer companies. We consider these types of costs and adjustments, to a great extent, to be unpredictable and dependent on a significant number of factors that are outside of our control. Furthermore, we do not consider these acquisition-related costs and adjustments to be related to the organic continuing operations of the acquired businesses and are generally not relevant to assessing or estimating the long-term performance of the acquired assets. In addition, the size, complexity and/or volume of past acquisitions, which often drives the magnitude of acquisition- related costs, may not be indicative of the size, complexity and/or volume of future acquisitions.

20© 2023 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. Important Information Regarding Non-GAAP Financial Information (continued) • Amortization of the discount on our convertible senior notes - In April 2021, in a private offering, we issued 1.0% Convertible Senior Notes with an aggregate principal amount of $360 million, including the over- allotment, due April 15, 2026, unless earlier repurchased, redeemed or converted (the “Notes”). We exclude the portion of amortization of debt discount that relates to the equity component of the Notes as they are non-cash and have no direct correlation to the operations of our business. Upon adoption of ASU 2020-06 on December 1, 2021, the Company reversed the separation of the debt and equity components and accounted for the Notes wholly as debt. • Cyber incident - We exclude certain expenses resulting from the detection of irregular activity on certain portions of our corporate network, as more thoroughly described in the Form 8-K that we filed on December 19, 2022. Expenses include costs to investigate and remediate the cyber incident, as well as legal and other professional services related thereto. We expect to incur legal and other professional services expenses associated with this incident in future periods. The cyber incident is expected to result in operating expenses that would not have otherwise been incurred in the normal course of business operations. We believe that excluding these costs facilitates a more meaningful evaluation of our operating performance and comparisons to our past operating performance. • Gain on sale of assets held for sale - We exclude the gain associated with the sale of our Bedford, Massachusetts headquarters during fiscal year 2022. We don’t believe such gains are part of our core operating results because they are inconsistent in amount and frequency and therefore may distort operating trends. • Income tax adjustment - We adjust our income tax provision by excluding the tax impact of the non-GAAP adjustments discussed above. • Constant Currency - Revenue from our international operations has historically represented a substantial portion of our total revenue. As a result, our revenue results have been impacted, and we expect will continue to be impacted, by fluctuations in foreign currency exchange rates. As exchange rates are an important factor in understanding period-to-period comparisons, we present revenue growth rates on a constant currency basis, which helps improve the understanding of our revenue results and our performance in comparison to prior periods. The constant currency information presented is calculated by translating current period results using prior period weighted average foreign currency exchange rates. These results should be considered in addition to, not as a substitute for, results reported in accordance with GAAP. Annual Recurring Revenue (“ARR”) and Net Retention Rate (“NRR”) - We provide ARR and NRR performance metrics to help investors better understand and assess the performance of our business because our mix of revenue generated from recurring sources has increased in recent years. ARR represents the annualized contract value for all active and contractually binding term-based contracts at the end of a reporting period. ARR includes maintenance, software upgrade rights, public cloud and on-premises subscription-based transactions and managed services. NRR represents the percentage of recurring revenue retained from existing customers on a trailing twelve-month basis. Progress calculates NRR using the beginning ARR less churn, less customer contracts that have declined in value, plus customer contracts that have increased in value, the sum of which is divided by the beginning ARR. • ARR and NRR do not have any standardized meaning and are therefore unlikely to be comparable to similarly titled measures presented by other companies. ARR and NRR should be viewed independently of revenue and deferred revenue and is not intended to be combined with, or to replace, either of those items. ARR and NRR are not a forecast and the active contracts at the end of a reporting period used in calculating ARR and NRR may or may not be extended or renewed by our customers. We also provide guidance on adjusted free cash flow, which is equal to cash flows from operating activities less purchases of property and equipment, plus restructuring payments.